Vanguard Mega Cap ETF

Vanguard Mega Cap Value ETF

Vanguard Mega Cap Growth ETF

Supplement to the Prospectus and Summary Prospectuses Dated December 23, 2014

Prospectus and Summary Prospectus Text Changes

The following replaces similar text under the heading “Purchase and Sale of Fund Shares”:

You can buy and sell ETF Shares of the Fund through a brokerage firm. The price you pay or receive for ETF Shares will be the prevailing market price, which may be more or less than the NAV of the shares. The brokerage firm may charge you a commission to execute the transaction. Unless imposed by your brokerage firm, there is no minimum dollar amount you must invest and no minimum number of shares you must buy. ETF Shares of the Fund cannot be directly purchased from or redeemed with the Fund, except by certain authorized broker-dealers. These broker-dealers may purchase and redeem ETF Shares only in large blocks (Creation Units) worth several million dollars, typically in exchange for baskets of securities. For this Fund, the number of ETF Shares in a Creation Unit is 25,000.

© 2015 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

PS 3137 082015

Vanguard World Fund

Supplement to the Statement of Additional Information Dated December 23, 2014

Statement of Additional Information Text Changes

The following replaces the first paragraph under the heading “Information About the ETF Share Class”:

Each Fund (collectively, the ETF Funds) (other than Vanguard U.S. Growth, Vanguard International Growth, and Vanguard FTSE Social Index Funds) offers and issues an exchange-traded class of shares called ETF Shares. Each ETF Fund issues and redeems ETF Shares in large blocks, known as “Creation Units.” For Vanguard Consumer Discretionary Index, Vanguard Consumer Staples Index, Vanguard Energy Index, Vanguard Financials Index, Vanguard Health Care Index, Vanguard Industrials Index, Vanguard Information Technology Index, Vanguard Materials Index, Vanguard Telecommunication Services Index, Vanguard Utilities Index, Vanguard Mega Cap Index, Vanguard Mega Cap Value Index, and Vanguard Mega Cap Growth Index Funds, the number of ETF Shares in a Creation Unit is 25,000; and for Vanguard Extended Duration Treasury Index Fund, the number of ETF Shares in a Creation Unit is 50,000.

© 2015 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

SAI 023D 082015